ACQUISITION AGREEMENT

                                 BY AND BETWEEN

                                  FREFAX, INC.,
                              a Florida corporation

                                       and

                        CHINA XIN NETWORK (CANADA) INC.,
                   a federally chartered Canadian corporation.





                             As of November 8, 2001
                       (Closing Date of November 8, 2001)





















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                              ACQUISITION AGREEMENT

         ACQUISITION AGREEMENT ("Agreement"), is made this eighth (8) day of October, 2001, by, between and among Frefax, Inc., a Florida corporation ("FFAX") and China Xin Network (Canada), Inc., a federally chartered Canadian corporation. ("CXNC"), each herein sometimes being referred to individually as a "party" and collectively as the "parties," with regard to the following facts:


                                 R E C I T A L S

         A. FFAX is a publicly held corporation that currently has no operating business.

         B. CXNC is a privately held corporation, which is a global provider of financial, economic and business information on the People's Republic of China, (the "Business").

         C. The parties propose, as of the Effective Time (as hereinafter defined), that FFAX shall acquire ownership of 100% of the outstanding common shares of CXNC (the "Acquisition"), as a result of which (a) CXNC will become a wholly-owned subsidiary of FFAX and (b) the current holders of the outstanding common shares of CXNC (the "CXNC Shareholders") will receive as consideration for the Acquisition shares of FFAX common stock as hereinafter set forth.

         D. The Acquisition is to be effectuated as a non-taxable reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:


                                   ARTICLE ONE

                                 The Acquisition

         1.01 The Acquisition. On the terms and subject to the conditions set forth in this Agreement, FFAX shall acquire 100% of the outstanding common shares of CXNC (the "CXNC Shares") in exchange for a total of 28,836,566 newly issued shares of FFAX common stock (the "FFAX Shares") to be issued to the CXNC Shareholders in amounts calculated in accordance with Article Two.






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                                   ARTICLE TWO

           Calculation of Exchange Ratio and FFAX Shares to Be Issued

         2.01 Calculation of Exchange Ratio. The number of FFAX Shares to be issued to each of the CXNC Shareholders for their respective CXNC Shares shall be calculated in accordance with the formula in Section 2.02, using an exchange ratio of two (2) for one (1) (the "Exchange Ratio"). The Exchange Ratio was derived by dividing the total number of FFAX Shares to be issued (28,836,566) by the total number of CXNC Shares 14,418,283).

         2.02 Calculation of FFAX Shares to Be Issued. The number of FFAX Shares to be issued to each of the CXNC Shareholders for their respective shares shall be calculated by (i) multiplying (a) the total number of CXNC Shares held by each CXNC Shareholder by (b) the Exchange Ratio and (ii) rounding the product to the nearest whole number (subject to other reasonable adjustments needed to maintain the total number of FFAX Shares to be issued at 28,836,566). No fractional shares of FFAX common stock shall be issued in connection with the Acquisition.


                                  ARTICLE THREE

                  Closing and Effective Time of the Acquisition

         3.01 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on November 8, 2001, or sooner (unless extended by written mutual agreement signed by both parties) provided that the parties have satisfied or waived (again, in writing) of all of the conditions precedent to the obligations of the parties hereto (the "Closing Date"). The parties will conduct the Closing at the offices of FFAX 8680 LeCreusot, St-Leonard, Quebec Canada H1P 2A7, or such other place as the parties may mutually agree. At the Closing, the parties will determine that each condition to the obligations of the parties hereunder has been satisfied or waived or will, at such Closing, be satisfied or waived.

         3.02 The Effective Time. The Acquisition shall become effective when all of the items required by this Agreement to be delivered at the Closing have been delivered (the "Effective Time").

         3.03 Directors of FFAX at the Effective Time. CXNC shall nominate up to three new persons to serve as directors of FFAX at and after the Effective Time of the Acquisition. CXNC shall identify any such nominees in Schedule 3.04. As provided in Section 7.05 hereof, the FFAX board of directors shall adopt resolutions appointing such persons (the "New FFAX Directors") as directors (the "New Director Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.





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         3.04  Officers of FFAX at the Effective Time. CXNC shall identify in Schedule 3.05 those persons it desires to nominate for appointment as the new officers of FFAX at and after the Effective Time of the Acquisition. As provided in Section 7.05 hereof, the FFAX board of directors shall adopt resolutions appointing such persons as the new officers of FFAX (the "New FFAX Officers") (the "New Officer Resolutions"), which by their terms shall become operative only at the Effective Time of the Acquisition.


                                  ARTICLE FOUR

                     Representations and Warranties of CXNC

         CXNC represents and warrants to FFAX with respect to CXNC and its subsidiaries as follows:

         4.01 Organization and Good Standing. CXNC is a corporation duly organized, validly existing and in good standing under the laws of Canada and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. China Xin Network, Inc. is wholly owned by CXNC and is a corporation duly organized, validly existing and in good standing under the laws of the Canada and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by CXNC, and if necessary, its subsidiaries, on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

         4.02 Due Authorization. This Agreement and each other agreement contemplated hereby to be executed in connection herewith by CXNC have been (or upon execution will have been) duly executed and delivered by CXNC and constitute (or upon execution will constitute) legal, valid and binding obligations of CXNC enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization or other laws affecting generally the enforcement of creditors' rights.

         4.03 Agreement Not in Breach of Other  Instruments.  Except as noted on
Schedule 4.03, the execution and delivery of this Agreement by CXNC and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which CXNC or any subsidiary of CXNC is a party or by which they or their assets are bound.

         4.04 Absence of Certain Changes. Except as set forth in Schedule 4.04, since August 16, 2001, there has not been any material adverse change in the working capital, financial condition, assets, liabilities, reserves, contractual allowances, business operations or prospects of CXNC, and neither CXNC nor any subsidiary of CXNC has:



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         (a) Engaged in any material  transaction outside the ordinary course of business;

         (b) Made any capital expenditures other than in the ordinary course of business;

         (c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;

         (d) Made any material change in any method of accounting or accounting practice;

         (e) Incurred any material indebtedness or leasehold expense in excess of (Cdn)$5,000;

         (f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;

         (g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;

         (h) Issued or sold any common shares or other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock;

         (i) Canceled any indebtedness due it except upon full payment thereof;

         (j) Increased the compensation payable or to become payable by CXNC to any of its respective directors, officers, employees or agents, or any bonus payments or arrangement made to or with any thereof;

         (k) Agreed, whether in writing or otherwise, to do any of the foregoing;

         (l) Suffered any labor trouble or any controversies with any of its employees;

         (m) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of CXNC; or

         (n)Received notice that any person or entity with which CXNC has a significant business relationship intends to cancel or terminate such business relationship.

         4.05 Real Property Leases. CXNC has delivered to FFAX correct and complete copies of the real property leases described on Schedule 4.05 hereto (the "Real Property Leases"), as amended to date, which constitute all of the real property leases to which CXNC or any subsidiary of CXNC is a party. With respect to each Real Property Lease:


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         (a) The lease is legal,  valid,  binding  and  enforceable  and in full force and effect;

         (b) The lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;

         (c) No party to the lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder;

         (d) no party to the lease has repudiated any provision thereof;

         (e) there are no disputes, oral agreements or forbearance programs in effect as to the lease;

         (f) Neither CXNC nor any subsidiary of CXNC has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the lease; and

         (g) All facilities leased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations.

         4.06 Equipment Leases. CXNC has delivered to FFAX correct and complete copies of the equipment leases described on Schedule 4.06 hereto (the "Equipment Leases"), as amended to date, which constitute all of the equipment property leases to which CXNC or any subsidiary of CXNC is a party. Each Equipment Lease is a valid and binding obligation of CXNC or a subsidiary of CXNC and, to the knowledge of CXNC, each of the other parties thereto; and to the knowledge of CXNC, no party to any Equipment Lease is in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder, except as it may relate to the assignments pursuant hereto.

         4.07 Trade Names. Attached hereto as Schedule 4.07 is a true and correct description of all trade names, trademarks and service marks ("Trade Names") utilized by CXNC or its subsidiaries in the conduct of their business. Except as indicated in Schedule 4.07 hereto:

         (a) CXNC or a subsidiary of CXNC is the legal and beneficial owner in Canada of all right, title and interest in and to the Trade Names identified in
Schedule 4.07 free and clear of all liens, encumbrances, equities and other adverse claims (and any agreement or commitment to grant any of such), and, with respect to the Trade Names, no other person, corporation or firm has been authorized to make any use whatsoever of any of the same. CXNC shall, at its cost, cause all conditions, restrictions, liens or other matters listed on
Schedule 4.07 to be fully satisfied or removed on or prior to the Closing Date, unless otherwise agreed to in writing by FFAX; and



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         (b) CXNC or a subsidiary of CXNC has the right and authority to use the
Trade Names in connection with the conduct of their business in the manner presently conducted, and such use does not conflict with, infringe upon or violate any trade name, trademark or service mark, or any registration or
pending  application   relating  thereto,  or  involve  the  unlicensed  use  of
confidential information of any other person, firm or corporation.

         4.08 Contracts and Commitments.  All references to CXNC in this Section
4.08  shall be deemed to refer to both CXNC and its  subsidiaries.  Attached  as
Schedule 4.08 is a list of all agreements which materially affect CXNC, to which CXNC is a party or by which CXNC or any of its property is bound which exist as of the date of execution of this Agreement (including, without limitation, joint venture or partnership agreements, personal property leases, conditional sales contracts, notes or other evidence of indebtedness, or other contracts, agreements, or commitments) (collectively, the "Contracts"). CXNC now has, and at the Closing will have, valid and enforceable interests in and to the Contracts. Except as set forth in Schedules 4.03 and 4.08, CXNC is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder. CXNC has received no notice that any party to a Contract intends to cancel or terminate such Contract or to exercise or not to exercise any option thereunder.

         4.09 Licenses and Permits. Schedule 4.09 lists all licenses ("Licenses") and permits ("Permits") held by CXNC and its subsidiaries in connection with the operation of their business as currently conducted or to the occupancy and use of the premises upon which their business is conducted. No breach of any such License or Permit currently exists, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a breach thereunder.

         4.10 Litigation. All references to CXNC in this Section 4.10 shall be deemed to refer to both CXNC and its subsidiaries. Except as listed in Schedule
4.10 and except for  collection  actions  instituted by CXNC involving less than
(Cdn) $5,000 individually and (Cdn)$10,000 in the aggregate:

         (a) there is no action, suit or proceeding to which CXNC is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by CXNC of the Business or on CXNC's ability to consummate the transactions contemplated herein, and CXNC has no knowledge that any such action, suit or proceeding has been threatened against CXNC;

         (b) CXNC has not been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with the Business; and



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         (c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring CXNC to take any action of any kind with respect to the business, properties or assets of the Business.

         4.11 Insurance. All of the properties, business and operations of CXNC and its subsidiaries are adequately insured consistent with businesses of the same or similar nature, and all such policies of insurance are described in
Schedule 4.11, which schedule reflects the policies' numbers, identity of insurers, terms, amounts and coverage which exist as of the date of execution of this Agreement. All of such policies have been, are now and will be until the Closing in full force and effect with no premium in arrearage. Copies of all such policies and any endorsements thereto have been or will be delivered to FFAX prior to the Closing.

         4.12 Inventories. All the inventory and supplies of CXNC and its subsidiaries on hand as of the date of execution of this Agreement are, and as of the Effective Time will be, of a quality and quantity usual in the ordinary course of the business of CXNC.

         4.13     Compliance with Law.  Except as set forth in Schedule 4.13:

         (a) CXNC and its subsidiaries currently have no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of the Business, it is in violation in any material respect of or not in substantial compliance with any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;

         (b) The conduct of the Business within the year period prior to the date hereof has not been in violation of any federal, provincial or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which would materially and adversely affect the condition (financial or otherwise), business or properties of CXNC or its subsidiaries;

         (c) Neither CXNC, its subsidiaries, nor any shareholder, officer, employee or agent of CXNC or its subsidiaries has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject CXNC to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which CXNC or any subsidiary of CXNC is a party; and



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         (d) All  outstanding  securities  issued by CXNC  (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding common shares of CXNC are, and any common shares of CXNC issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the charter documents of CXNC or any agreement to which CXNC is a party or is bound.

         4.14 Capitalization. The authorized capital stock of CXNC consists of an unlimited number of common shares, of which 14,418,283 shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and nonassessable. There are no other shares of capital stock of CXNC outstanding, authorized or reserved for issuance; there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of CXNC, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require CXNC to issue, sell or deliver any shares of capital stock of CXNC other then the convertible loans already disclosed. Attached, as Schedule 4.14 is a list of the shareholders of CXNC as of the date hereof, indicating the number of CXNC common shares owned by them beneficially and of record.

         4.15  Labor and  Employment  Matters.  All  references  to CXNC in this
Section 4.15 shall be deemed to refer to both CXNC and its subsidiaries.

         (a) General. Except as set forth in Schedule 4.15, there is no collective bargaining agreement, service or employment contract or other labor or employment agreement or scheme to which CXNC is a party or by which CXNC is bound; no profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plan, contract, arrangement or scheme to which CXNC is a party or by which CXNC is bound; and no plan, contract, arrangement or scheme under which fringe benefits (including, but not limited to, vacation plans or programs, sick leave plans or programs and related benefits) are afforded to employees of CXNC. Except as set forth in Schedule 4.15, all accrued material obligations of CXNC (whether arising by operation of law, contract or past custom) for payments by CXNC pursuant to any plan, contract, arrangement or scheme listed in Schedule 4.15 have been paid.

         (b) Performance. Except as set forth in Schedule 4.15, neither CXNC nor, to the best knowledge of CXNC, any other party to any agreement, plan or contract set forth in Schedule 4.15, is in default with respect to any material term or condition thereof, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder. CXNC has withheld and paid to the appropriate governmental authorities or is withholding for payment not yet due to such authorities, all amounts required to be withheld from employees of CXNC, and CXNC is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.



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         (c) Labor Disputes.  Except as set forth in Schedule 4.15,  there is no pending unfair labor practice complaint (or the equivalent) against CXNC before any federal, provincial, local or foreign agency; pending labor strike affecting CXNC; grievance or unfair dismissal proceeding pending against CXNC; pending representation question respecting the employees of CXNC; pending arbitration proceeding arising out of or under any collective bargaining agreement to which CXNC is a party; or any basis for which a material claim may be made against CXNC under any service or employment contract, collective bargaining agreement or other labor scheme to which CXNC is a party or by which it is bound.

         (d) Governmental Benefit Obligations. Except as set forth in Schedule 4.15, all accrued material obligations of CXNC (whether arising by operation of law, by contract or past custom) for payments by CXNC to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, social security or similar benefits, health or welfare benefits or any other governmental benefits for employees of CXNC with respect to employment of said employees have been paid.

         4.16 Taxes. All taxes and other governmental charges in respect of the properties, income, sales and payrolls of CXNC and its subsidiaries have been duly paid or reserved. There are no pending questions with governmental agencies relating to, or claims or assessments for, taxes payable by CXNC or its subsidiaries, and CXNC and its subsidiaries have not given, and have not been requested to give, any waivers extending the statutory period of limitation applicable to any income tax return for any period; and proper and accurate amounts have been withheld by CXNC and its subsidiaries from their employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws.

         4.17     Reserved.

         4.18 Subsidiaries and Affiliates. Except for the one subsidiary of CXNC named in Section 4.01 and except as set forth in Schedule 4.18, CXNC does not have, directly or indirectly, an equity investment in any corporation, partnership, joint venture or other business entity which investment represents or upon conversion would represent more than ten percent (10%) of the voting power or interest in the profits of such entity.

         4.19 Banking Facilities. Attached hereto as Schedule 4.19 is a true and complete list of each bank, savings and loan or similar financial institution in which CXNC has an account or with which CXNC has a credit facility.

         4.20 No Assets Owned by Affiliates. There are no properties, tangible or intangible, owned by the shareholders of CXNC, or owned by any affiliate or relative of such shareholders, which have been used in the normal day-to-day operations of the Business any time since November 1, 1998.



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         4.21  Indebtedness  to and from Officers,  Directors and  Shareholders.
Except as set forth in Schedule 4.21, CXNC is not indebted to any officer, director, or shareholder of CXNC in any amount whatsoever other than for salaries or services rendered since the start of CXNC's current pay period and for reimbursable business expenses, nor is any such officer, director or shareholder indebted to CXNC except for advances made in the ordinary course of business to meet anticipated reimbursable business expenses to be incurred by such obligor.

         4.22 Related Party Transactions. All references to CXNC in this Section
4.22 shall be deemed to refer to both CXNC and its subsidiaries. Except as set forth in Schedules 4.21 and 4.22, no officer, director, or shareholder of CXNC, nor any affiliate or relative of any such person, now has or within the last three (3) years has had, either directly or indirectly, a material interest in any contract, agreement or commitment to which CXNC is or was a party, or under which CXNC is or was obligated or bound, or to which any of CXNC's properties may be or may have been subject, other than any contract, agreement or commitment between CXNC and such persons in their capacities as employees, officers or directors of CXNC.

         4.23 No Legal Bar. CXNC is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against CXNC which questions the validity of this Agreement or any of the transactions contemplated hereby.

         4.24 Finder's Fees and Brokerage Fees. Except as set forth in Schedule 4.24, CXNC has not had any dealings with any person, which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby.

         4.25 Required Consents. Except as set forth in Schedule 4.25 hereto (the "Required Consents"), no consent, waiver or other authorization of any third party (including, without limitation, any third party to a Real Property Lease, Equipment Lease, Contract, License, Permit or other instrument to which CXNC or any subsidiary of CXNC is a party or by which CXNC or any subsidiary of CXNC is bound) is required to the consummation of the transactions contemplated by this Agreement, including any such approval or permit from a governmental agency situate within the Country of Canada.


         4.26 Other Information. CXNC has disclosed or will, prior to the Closing, disclose to FFAX all information requested by FFAX and known to CXNC (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of CXNC and its subsidiaries. The information concerning CXNC and its subsidiaries set forth in this Agreement, in the schedules hereto furnished by CXNC, and in any other document, statement or certificate furnished or to be furnished to FFAX pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by CXNC is accurate in all material respects and CXNC (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to FFAX were or will be complete and accurate copies of such documents on the date such copies are delivered.

         4.27 CXNC Unaudited Financial Statements. CXNC has delivered to FFAX its unaudited consolidated financial statements for the year ended August 31, 2001, and such financial statements are true and correct and fully represent the financial condition of CXNC at such dates and the results of operations, shareholders equity and cash flows of CXNC for the periods covered and all statements comply with Canadian generally accepted accounting principles consistently applied throughout the periods covered.

         4.28 Regulatory Investigations. To CXNC's knowledge, there are no investigations or inquiries pending against CXNC or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.

         4.29 Corporate Records. All of the minute books and corporate and financial records of CXNC are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.

         4.30 Representations. All representations and warranties of CXNC are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of CXNC which is disclosed in any of the schedules hereto furnished by CXNC shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of CXNC in this Agreement.

                                  ARTICLE FIVE

                             Representations of FFAX

         FFAX represents and warrants to CXNC as follows:

         5.01 Organization, Standing and Power. FFAX is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own or lease its assets as now owned or leased by it and to otherwise conduct its business. All corporate proceedings required by law or by the provisions of this Agreement to be taken by FFAX on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been or will be duly and validly taken.

         5.02 Due Authorization. This Agreement and each other agreement contemplated hereby to be executed in connection herewith by FFAX or have been (or upon execution will have been) duly executed and delivered by FFAX and constitute (or upon execution will constitute) legal, valid and binding obligations of FFAX enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization or other laws affecting generally the enforcement of creditors' rights.

         5.03 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement by FFAX and the consummation of the transactions contemplated hereby will not result in a breach of any of the terms and provisions of, or constitute a default under, or conflict with, any material agreement, indenture or other instrument to which FFAX is a party or by which it or its properties are bound.

         5.04 Status of Common Stock. Upon consummation of the transactions contemplated by this Agreement, the FFAX Shares to be issued to the CXNC Shareholders, when issued and delivered, will be duly authorized, validly issued, fully paid and non-assessable and free of any and all liens, claims or encumbrances.

         5.05 No Bankruptcy. Neither FFAX nor its assets are the subject of any proceeding involving either a voluntary or an involuntary bankruptcy, insolvency or receivership.

         5.06 Absence of Certain Changes. Since June 1, 2001, there has not been any material adverse change in the financial condition, assets or liabilities of FFAX, and FFAX has not:

         (a) Engaged in any material transaction outside the ordinary course of business;

         (b) Made any capital expenditures other than in the ordinary course of business;

         (c) Paid, loaned or advanced (other than the payment of salaries or reimbursement of expenses in the ordinary course of business) any amounts to, or sold, transferred or leased any properties or assets to or entered into any other transactions with any of its officers or directors, any of its affiliates, or any officer or director of its affiliates;

         (d) Made any material change in any method of accounting or accounting practice;

         (e) Incurred any material indebtedness or leasehold expense in excess of $5,000;

         (f) Entered into any material guaranties or otherwise incurred or suffered to exist any material contingent liabilities;

         (g) Paid or declared any dividend or other distribution in respect of its capital stock, or set aside any sums for the payment of any such dividend or other distribution;

         (h) Issued or sold any shares of common stock or any other equity security, granted any stock option or warrant, or otherwise issued any security convertible into capital stock,

         (i) Agreed, whether in writing or otherwise, to do any of the foregoing;

         (j) Suffered any labor trouble or any controversies with any of its employees; or,

                  (k) Suffered any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the business or properties of FFAX.

         5.07 Contracts and Commitments. All agreements which materially affect FFAX, to which FFAX is a party or by which FFAX or any of its property is bound which exist as of the date of execution of this Agreement have been filed as exhibits to documents filed by FFAX (collectively, the "Contracts") with the Securities and Exchange Commission (the Commission) under the Securities Exchange Act of 1934, as amended (the 1934 Act). FFAX is not in default with respect to any material term or condition of any such Contract, nor has any event occurred which through the passage of time or the giving of notice, or both, would constitute a default thereunder.

         5.08     Litigation.

         (a) There is no action, suit or proceeding to which FFAX is a party (either as a plaintiff or defendant) pending before any court or governmental agency, authority or body, or any arbitrator or arbitral body, which, if decided or concluded adversely, would have a materially adverse impact upon the operation by FFAX of its business or on FFAX's ability to consummate the transactions contemplated herein, and FFAX has no knowledge that any such action, suit or proceeding has been threatened against FFAX;

         (b) FFAX has not been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with its business; and

         (c) There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other agency or any arbitrator or arbitral body, enjoining or requiring FFAX to take any action of any kind with respect to its business, properties or assets.

         5.09     Compliance with Law.

                  (a) FFAX currently has no outstanding notice or notification from any court or governmental agency, authority or body that, with respect to the operations of FFAX's business, it is in violation in any material respect of or not in substantial compliance with any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conservation) or that upon the passage of time it will be in violation in any material respect of any of the foregoing;

                  (b) The conduct of FFAX's business within the five-year period prior to the date hereof has not been in violation of any federal, state or local laws, statutes, ordinances, rules, regulations, decrees, orders, permits or other similar items (including, but not limited to, those related to employee safety, employment discrimination and environmental protection or conversation) in force on the date hereof, the enforcement of which would materially and adversely affect the condition (financial or otherwise), business or properties of FFAX;

         (c) Neither FFAX nor any shareholder, officer, employee or agent of FFAX has, directly or indirectly, within the five year period prior to the date hereof given or agreed to give any gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice, which in any such case would subject FFAX to any damage or penalty in any civil, criminal or governmental litigation or proceeding or which would be grounds for termination or modification of any material contract, license or other instrument to which FFAX is a party; and

         (d) All outstanding securities issued by FFAX (including all common stock and securities convertible into or exercisable for common stock) were issued in compliance with all applicable securities laws. All of the outstanding shares of FFAX common stock are, and any shares of FFAX common stock issuable upon conversion or exercise of any other security, when issued pursuant to such conversion or exercise will be, duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the charter documents of FFAX or any agreement to which FFAX is a party or is bound.

         5.10 Capitalization. The authorized capital stock of FFAX consists of 50,000,000 shares of common stock, of which 19,446,000 (approximately) shares are outstanding on the date hereof. Such issued and outstanding shares have been duly and validly authorized and are fully paid and non-assessable. There are no other shares of capital stock of FFAX outstanding, authorized or reserved for issuance, there are no outstanding options, warrants, or rights to purchase or acquire, or securities convertible into or exchangeable for, any shares of capital stock of FFAX, and there are no contracts, commitments, agreements, understandings, arrangements or restrictions which require FFAX to issue, sell or deliver any shares of capital stock of FFAX. Attached as Schedule 5.10 is a list of the stockholders of FFAX indicating the number of FFAX common shares owned of record by them as of a recent date.

         5.11 Taxes. All tax returns required to be filed with respect to FFAX have been duly filed and all taxes and other governmental charges as reflected on such tax returns as being due and owing in respect of the properties, income, sales and payrolls of FFAX have been duly paid. There are no pending questions with governmental agencies relating to, or claims or assessments for, taxes payable by FFAX, and FFAX has not given, and has not been requested to give, any waivers extending the statutory period of limitation applicable to any income tax return for any period; and proper and accurate amounts have been withheld by FFAX from its employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws.

         5.12 Subsidiaries and Affiliates. FFAX has no direct or indirect equity investment in any corporation, partnership, joint venture or other business entity.

         5.13 Indebtedness to and from Officers, Directors and Stockholders. FFAX is not indebted to any officer, director, or stockholder of FFAX in any amount whatsoever other than for salaries or services rendered since the start of FFAX's current pay period and for reimbursable business expenses, nor is any such officer, director or stockholder indebted to FFAX except for advances made in the ordinary course of business to meet anticipated reimbursable business expenses to be incurred by such obligor and except for the debt to Anthony Papa and/or his nominee as already been declare, the said amount of $513,000 USD will be reimbursed by the issuance of 2,565,000 shares.

         5.14 No Legal Bar. FFAX is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no such action or proceeding is pending against FFAX which questions the validity of this Agreement or any of the transactions contemplated hereby.

         5.15 Finder's Fees and Brokerage Fees. FFAX has not had any dealings with any person which would entitle such person to any finder's fee or brokerage fees in connection with this Agreement or any transaction contemplated hereby.

         5.16 Other Information. FFAX has disclosed or will, prior to the Closing, disclose to CXNC all information requested by CXNC and known to FFAX (after reasonable investigation and inquiry) to be material to the condition (financial or otherwise), business or properties of FFAX. The information concerning FFAX set forth in this Agreement, in the FFAX Annual Report (including the audited financial statements contained therein (the "FFAX Financial Statements")), in any schedules hereto furnished by FFAX, and in any other document, statement or certificate furnished or to be furnished to FFAX pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. All information contained or referred to in the schedules hereto furnished by FFAX is accurate in all material respects and FFAX (after having made reasonable inquiry) is not aware of any other fact or matter which renders any such information materially misleading. Copies of all documents heretofore or hereafter delivered or made available to CXNC were or will be complete and accurate copies of such documents on the date such copies are delivered.

         5.17 FFAX Financial Statements. The FFAX Financial Statements fully represent the financial condition of FFAX and the results of operations, shareholders equity and cash flows of FFAX for the periods covered. The FFAX Financial Statements comply with generally accepted accounting principles consistently applied throughout the periods covered.

         5.18 Reporting  Company.  FFAX is a reporting company  registered under
Section 12(g) of the Securities Exchange Act of 1934 and is in compliance with all laws, rules and regulations applicable to reporting companies generally.

         5.19 Securities Filings. FFAX is current with respect to all required filings with state and federal securities regulatory authorities and the contents of all such filings are complete and accurate in all material respects.

         5.20 OTC Bulletin Board. FFAX's common stock is posted for trading on the OTC Bulletin Board under the symbol "FFAXE"

         5.21 Stop Trade Orders. To FFAX's knowledge, there are no pending, and there have never been any, stop trade orders issued against FFAX or any of its directors or officers or those of any affiliates of FFAX by any securities regulatory authority whether in the United States or in any other jurisdiction.

         5.22 Regulatory Investigations. To FFAX's knowledge, there are no investigations or inquiries pending against FFAX or its directors or officers by any stock exchange, securities regulatory authority, taxing authority or any other governmental department or agency.

         5.23 Corporate Records. All of the minute books and corporate and financial records of FFAX are, or prior to the Closing will be, in all material respects, complete, up to date and accurate.

         5.24 Representations. All representations and warranties of FFAX are true, accurate and complete in all material respects as of the date hereof and will be true, accurate and complete as of the Closing as if made at such time, except with respect to the effect of transactions in the ordinary course of business and transactions contemplated or permitted by this Agreement. Any exception to a representation or warranty of FFAX which is disclosed in any of the schedules hereto furnished by FFAX shall be deemed to apply only to the representation or warranty referenced by such schedule, and shall not, unless scheduled separately, be considered an exception to any other representation or warranty of FFAX in this Agreement.


         5.25 Required Consents. No consent, waiver or other authorization of any third party (including, without limitation, any third party to a real property lease, equipment lease, contract, license, permit or other instrument to which FFAX is a party or by which FFAX is bound) is required to the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE SIX

                        Covenants and Agreements of CXNC

         All references to CXNC in this Article shall be deemed to refer to both CXNC and its subsidiaries, except where the context requires otherwise. CXNC hereby covenants and agrees, between the date hereof and the Closing (and, with respect to Sections 6.06, 6.10, and 6.15 through 6.19, also after the Closing), as follows:

         6.01 Conduct of Business. CXNC shall conduct the operations of its Business only in the ordinary course and in a manner consistent with a maximization of the value of the Business. CXNC shall use reasonable efforts to preserve the goodwill of its customers and others with whom it has business relations. Except as otherwise contemplated by this Agreement or consented to by FFAX in writing, between the date of this Agreement and the Closing, CXNC shall not:

         (a) Engage in any material transaction outside the ordinary course of business;

         (b) Make any capital expenditures other than in the ordinary course of business;

         (c) Enter into any material guaranties or otherwise incur or suffer to exist any material contingent liabilities;

         (d)  Enter  into  any   material  new   indebtedness,   or  cancel  any
indebtedness due it except upon full payment thereof;

         (e) Make any payment of dividends or other unusual distribution of cash or assets to shareholders or employees, including repayment of outstanding indebtedness;

         (f) Make any material change in any method of accounting or accounting practice;

         (g) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;

         (h) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, provincial or federal taxes;

         (i) Issue or sell any common shares or other equity security, grant any stock option or warrant, or otherwise issue any security convertible into capital stock;

         (j) Take any other action which would render any representation or warranty of CXNC herein inaccurate as of the date such action is taken; or

         (k) Agree, whether in writing or otherwise, to do any of the foregoing.

         6.02 Fulfillment of Conditions and Covenants. CXNC shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements or conditions applicable to it as set forth in this Agreement and shall promptly do all acts and take all such steps as it deems necessary or appropriate to enable it to perform as early as possible the obligations herein provided.

         6.03 Status of Assets. CXNC's title to its assets shall be maintained and preserved at all times from the date hereof until completion of the Closing in material accordance with the representations and warranties of CXNC set forth in Article Four hereof.

         6.04  Access to Information. Upon reasonable notice from FFAX,
CXNC shall deliver to the representatives of FFAX, or grant such representatives access during normal business hours to, the books, records and financial statements of CXNC to make such reviews, examinations and investigations thereof as FFAX deems necessary.

         6.05 Financial Records and Unaudited Financial Statements. CXNC shall accurately maintain its books and records and promptly advise FFAX in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or Business of CXNC.

         6.06 Audited Financial Statements and Commission Compliance. CXNC shall prepare and complete, at its own cost, an audit of the financial statements of CXNC, which shall be consolidated as to CXNC, its subsidiary and FFAX, and shall conform with the requirements of Form 8-K (items 2 and 7) and other applicable rules and regulations of the 1934 Act and other requirements of the Commission. Such audit shall be completed in time for FFAX to timely file the audited financial statements of CXNC, together with all required pro forma financial statements, with the Commission on Form 8-K, i.e., within 75 days after the Effective Time. Further, after the Effective Time, FFAX (as the owner of CXNC) shall timely comply with all the reporting requirements applicable to FFAX, including, without limitation, preparing and filing quarterly, annual and other reports to the Commission as required by the 1934 Act and any other applicable law, rule, regulation or order issued by the Commission.

         6.07 Consents. Between the date hereof and the Closing, CXNC shall, at its cost, obtain from third parties any Required Consents in writing; provided, however, that the terms and conditions of any agreements as to which such consents are obtained shall not be less favorable following the Acquisition than those terms and conditions to which CXNC is currently subject.

         6.08 Transfer of Licenses, Permits and Authorizations. Between the date hereof and the Closing, CXNC shall, if required by applicable law or regulations, at its cost, obtain new Licenses and Permits or transfers of existing Licenses and Permits and any governmental or other consents or authorizations required for the consummation of the Acquisition and the conduct of CXNC's Business following the Closing; provided, however, that the terms and conditions of such new or transferred Licenses and Permits shall not be less favorable than those terms and conditions to which CXNC is currently subject.

         6.09 Employees. Between the date hereof and the Closing, CXNC shall use its best efforts to ensure that all of the key employees of CXNC shall remain as employees of CXNC (subject to Section 14.05 below).

         6.10 Agreement with Respect to Other Regulatory Filings. CXNC agrees that it shall cooperate with FFAX in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.

         6.11 Solicitation of Inquiries. From the date hereof to the earlier to occur of (i) the Closing or (ii) the termination of this Agreement pursuant to Article Ten hereof (which period shall be referred to herein as the "No-Shop Period"), neither CXNC nor its directors, employees, agents or representatives shall, without the prior written consent of FFAX, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, purchase or sale of assets, exchange of securities or similar transaction involving CXNC, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning CXNC or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving CXNC.

         6.12 Purchase and Sale Agreements. CXNC shall distribute to each of the CXNC Shareholders a Purchase and Sale Agreement in substantially the form attached as Exhibit A (the "Purchase and Sale Agreement") to be signed by them and returned to CXNC for delivery to FFAX at the Closing. For information purposes only, CXNC shall also distribute to each of the CXNC Shareholders both a copy of the FFAX Annual Report and a copy of this Agreement.

         6.13 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing CXNC shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of FFAX.

                                  ARTICLE SEVEN

                        Covenants and Agreements of FFAX

                  FFAX hereby covenants and agrees, between the date hereof and the date of Closing as follows:

         7.01 Fulfillment of Conditions and Covenants. FFAX shall not voluntarily undertake any course of action inconsistent with the satisfaction of the requirements and conditions applicable to it as set forth in this Agreement, and FFAX shall promptly do all acts and take all such measures as may be necessary or appropriate to enable it to perform as early as possible the obligations herein provided.

         7.02  Access to Information. Upon reasonable notice from CXNC,
FFAX shall deliver to the representatives of CXNC, or grant such representatives access during normal business hours to, the books, records and financial statements of FFAX to make such reviews, examinations and investigations thereof as CXNC deems necessary.

         7.03 Compliance with Applicable Securities Laws. FFAX agrees to use its best efforts to comply with all applicable securities laws in connection with the offer and sale of the FFAX Shares to the CXNC Shareholders and will pay all expenses incident thereto.

         7.04 Resignations of Existing Directors and Officers. The board of directors of FFAX shall obtain written resignations of each of the existing directors and officers of FFAX, to become effective at the Effective Time, and shall deliver them to CXNC at the Closing.

         7.05 Appointment of New Directors and Officers. The board of directors of FFAX shall adopt the New Director Resolutions (as defined in Section 3.04) and the New Officer Resolutions (as defined in Section 3.05) and shall deliver certified copies of such resolutions to CXNC at the Closing.

         7.06 Conduct of Business. FFAX shall conduct the operations of its business only in the ordinary course. Except as otherwise contemplated by this Agreement or consented to by CXNC in writing, between the date of this Agreement and the Closing, FFAX shall not:

         (a) Engage in any material transaction outside the ordinary course of business;

         (b) Make any capital expenditures other than in the ordinary course of business;

         (c) Enter into any material guaranties or otherwise incur or suffer to exist any material contingent liabilities;

         (d)  Enter  into  any   material  new   indebtedness,   or  cancel  any
indebtedness due it except upon full payment thereof;

         (e) Make any payment of dividends or other unusual distribution of cash or assets to stockholders or employees, including repayment of outstanding indebtedness;

         (f) Make any material change in any method of accounting or accounting practice;

         (g) Enter into or engage in any transaction with any officer, director, shareholder or affiliate, except for the payment of salaries and other activities in the ordinary course of business;

         (h) Fail to pay when due, or fail to maintain a reserve adequate for the payment when due of, any applicable local, state or federal taxes;

         (i) Issue or sell any shares of common stock or other equity security, grant any stock option or warrant, or otherwise issue any security convertible into capital stock;

         (j) Take any other action which would render any representation or warranty of FFAX herein inaccurate as of the date such action is taken; or

         (k) Agree, whether in writing or otherwise, to do any of the foregoing.

         7.07 Financial Records. FFAX shall accurately maintain its books and records and promptly advise CXNC in writing of any material adverse change in the condition (financial or otherwise), assets, liabilities or business of FFAX.

         7.08 Agreement with Respect to Other Regulatory Filings. FFAX agrees that it shall cooperate with CXNC in the preparation of any document or other material which may be required by any governmental agency as a predicate to or result of the transactions herein contemplated.

         7.09 Solicitation of Inquiries. Unless otherwise permitted by this Agreement, during the No-Shop Period (as defined in Section 6.11) neither FFAX nor its directors, employees, agents or representatives shall, without the prior written consent of CXNC, solicit from any other person, firm or corporation any inquiry or proposal relating to a merger, consolidation, amalgamation, arrangement, purchase or sale of assets, exchange of securities or similar transaction involving FFAX, other than in the ordinary course of business, nor shall they deliver to any other person any information concerning FFAX or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate the possibility of such a transaction involving FFAX.

         7.10 Public Announcements. Except as required by any applicable law, rule or regulation, prior to the Closing FFAX shall not issue nor permit to be issued any press release or otherwise make or permit to be made any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of CXNC.

                                  ARTICLE EIGHT

                      Conditions Precedent in Favor of CXNC

         The obligations of CXNC contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out hereinbelow. If any such condition is not satisfied, CXNC shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that CXNC elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of FFAX to CXNC with respect to such condition.

         8.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of FFAX contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and CXNC shall have received from FFAX a certificate, dated as of the Closing and signed by an executive officer of FFAX, certifying that all such representations and warranties of FFAX remain true and correct as of the Closing.

         8.02 Compliance with Covenants. FFAX shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by FFAX.

         8.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.

         8.04 Consents. CXNC shall have obtained all Required Consents from the parties from whom consent is required, as listed on Schedule 4.25 hereto, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and CXNC shall have obtained documentation or other evidence confirming same.

         8.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for CXNC may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.

         8.06 Opinion of Counsel for FFAX. CXNC shall have received an opinion from the counsel to FFAX, dated as of the Closing, which is addressed to CXNC and the CXNC Shareholders and is satisfactory in form and substance to CXNC and its counsel, to the effect that:

         (a) FFAX is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida;

         (b) FFAX is qualified to do business in the State of Florida;

         (c) FFAX has corporate power and authority to enter into this Agreement, the Purchase and Sale Agreements and to perform its obligations thereunder, and FFAX has corporate power and authority to own its properties and assets and to conduct its present business;

         (d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by FFAX have been duly authorized and approved by FFAX and constitute the valid and binding obligations of FFAX duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and will not contravene outstanding documents, by-laws, contracts or instruments by which FFAX or its assets are bound or to which they are subject;

         (e) The FFAX Shares to be issued and  delivered at the Closing are duly
authorized,  validly  issued,  fully  paid  and  non-assessable,   and  free  of
pre-emptive rights; and,

         (f) The offer and sale of the FFAX Shares to be issued and delivered at the Closing does not require registration, qualification or delivery of a prospectus under the Securities Act of 1933 or any state securities laws.

                  In rendering its opinion, counsel for FFAX may rely upon certificates of officers of FFAX and certificates of governmental authorities as to factual matters.

         8.07 Delivery of Resolutions. The board of directors of FFAX shall have adopted the New Director Resolutions (as defined in Section 3.04) and the New Officer Resolutions (as defined in Section 3.05) and shall have delivered certified copies of such resolutions to CXNC at the Closing.

         8.08 Delivery of FFAX Shares. Pursuant to the terms of this Agreement and an arrangement with CXNC's counsel, FFAX shall have delivered to CXNC's counsel prior to the Closing the certificates representing the FFAX Shares to be delivered to the CXNC shareholders in exchange for the shares of CXNC to be delivered to FFAX by the CXNC Shareholders.

         8.10 Purchase and Sale Agreements. CXNC shall have received properly executed Purchase and Sale Agreements from all of the CXNC Shareholders for delivery to FFAX at the Closing.

         8.11 Other Information. CXNC shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.

         8.12 Adverse Change. FFAX shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement.

         8.13 Corporate Authorization. FFAX shall have delivered to CXNC certified copies of all appropriate resolutions of FFAX's board of directors authorizing the transactions contemplated by this Agreement.

         8.14 Certificate of Status. FFAX shall have delivered to CXNC a certificate of good standing and a tax clearance certificate from the Florida Secretary of State with respect to FFAX dated not more than ten (10) days prior to the Closing.

         8.15 Incumbency Certificate. FFAX shall have delivered to CXNC a certificate of incumbency with respect to those persons who are the directors and officers of FFAX at the time of the Closing.

         8.17 Stockholder Notice. No later than ten days after the Effective Time, FFAX (as the owner of CXNC) shall file with the Commission the notice (aka an Information Statement or Stockholder Notice) required by Section 14(f) of the 1934 Act and Rule 14f-1 promulgated thereunder (the "Stockholder Notice") with respect to the change in control of FFAX's board of directors. As soon thereafter as permitted and/or required by the 1934 Act and said rules, as well as in accordance with same, FFAX (as the owner of CXNC) shall mail said Stockholder Notice to all the stockholders of FFAX and otherwise take all actions required by said rules.


                                  ARTICLE NINE

                      Conditions Precedent in Favor of FFAX

         The obligations of FFAX contemplated herein are subject to the satisfaction, at or before the Closing, of all of the conditions set out herein below. If any such condition is not satisfied, FFAX shall have the right, at its sole election, either to waive the condition in question and proceed with the Closing or, in the alternative, to terminate this Agreement without liability. In the event that FFAX elects to waive the condition in question and proceed with the Closing, the condition in question shall be deemed to have been satisfied and shall have no further force or effect hereunder in the absence of any misrepresentation of CXNC to FFAX with respect to such condition.

         9.01 Accuracy of and Certificate as to Representations and Warranties. The representations and warranties of CXNC contained herein and in all documents to be delivered pursuant hereto shall be true and correct in all material respects as of the Closing, as if made at such time, and FFAX shall have received from CXNC a certificate, dated as of the Closing and signed by an authorized officer of CXNC, certifying that all such representations and warranties of CXNC remain true and correct as of the Closing.

         9.02 Compliance with Covenants. CXNC shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or satisfied by CXNC.

         9.03 Action/Proceeding. No court shall have issued an order effective against a party to restrain or prohibit the transactions herein contemplated.

         9.04 Consents. CXNC shall have obtained all Required Consents from the parties from whom consent is required, as listed on Schedule 4.25 hereto, and from any other third party (including any federal, provincial or local governmental agency or instrumentality) as may be necessary or appropriate in connection with the execution and delivery of this Agreement, or to the consummation of the transactions contemplated hereby, and FFAX shall have obtained from CXNC documentation or other evidence confirming same.

         9.05 Compliance with Law. There shall have been obtained any and all permits, approvals and consents of all governmental bodies or agencies which counsel for FFAX may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement will be in compliance in all material respects with applicable laws.

         9.06 Purchase and Sale Agreements.  CXNC shall have delivered to FFAX a
properly   executed   Purchase  and  Sale   Agreement  from  each  of  the  CXNC
Shareholders.

         9.07 Opinion of Counsel for CXNC. FFAX shall have received an opinion from Bruce Taub, counsel to CXNC, which is dated as of the Closing and is satisfactory in form and substance to FFAX and its counsel, to the effect that:

         (a) CXNC and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the federal laws of Canada

         (b) CXNC and each of its subsidiaries are qualified to do business in the Province of Quebec;

         (c) CXNC has corporate power and authority to enter into this Agreement, and to perform its obligations thereunder, and CXNC and its subsidiaries have corporate power and authority to own their respective properties and assets and to conduct their present businesses;

         (d) The execution, delivery and performance of the agreements to be delivered pursuant hereto by CXNC have been duly authorized and approved by CXNC and constitute the valid and binding obligations of CXNC duly enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the rights of creditors generally, and will not contravene outstanding documents, by-laws, contracts or instruments by which CXNC, its subsidiaries, or the assets of CXNC or its subsidiaries are bound or to which they are subject;

         (e) The CXNC Shares to be delivered at the Closing are duly authorized, validly issued, fully paid and non-assessable, and free of pre-emptive rights;

         (f) The transfer, conveyance and/or sale to FFAX of the CXNC Shares at the Closing is exempt from all applicable provincial takeover statutes, rules and regulations;

         (g) No governmental notices, filings, approvals or consents are required in order for CXNC to complete the transactions contemplated by this Agreement;

         (h) To counsel's knowledge, without investigation, CXNC is not a party to any litigation or the subject of any judgment or actual or threatened claim except as disclosed in the Agreement or the schedules thereto;

         (i) To counsel's knowledge, without investigation, CXNC has not been the subject of any investigation, stop order or legal action by any securities authorities having jurisdiction; and

         (j) The transactions contemplated by this Agreement will not contravene any applicable law, rule or regulation to which CXNC is subject; and

                  In rendering its opinion, counsel for CXNC may rely upon certificates of officers of CXNC and certificates of governmental authorities as to factual matters.

         9.08 Securities Law Compliance. All applicable securities laws have been satisfied in connection with the offer and sale of the FFAX Shares.

         9.09 Other Information. FFAX shall have received such other certificates, opinions and other documents as it or its counsel may reasonably require in order to consummate the transactions contemplated hereby, all of which shall be in form and substance satisfactory to it and its counsel.

         9.10 Adverse Change. No material adverse change in the results of operations or the financial condition of CXNC which materially impairs CXNC's ability to conduct its Business shall have occurred other than for changes which occur from the fact that CXNC has entered into this Agreement with FFAX, and CXNC shall not have suffered any material change, loss or damage, whether or not covered by insurance, since the date of execution of this Agreement, which change, loss or damage materially affects or impairs the ability of CXNC to conduct its Business. Without limitation of the foregoing, there shall not have occurred any destruction of or damage or loss to all or any part of the assets of CXNC from any cause whatsoever, including, but not limited to, fire, flood, accident, acts of God, earthquake, insurrection, riot or any other cause commonly referred to as force majeure, which destruction, damage or loss shall not have been fully repaired to FFAX's satisfaction.

         9.11 Corporate Authorization. CXNC shall have delivered to FFAX certified copies of all appropriate resolutions of CXNC's board of directors authorizing the transactions contemplated by this Agreement.

         9.12 Certificate of Status. CXNC shall have delivered to FFAX certificates of good standing for CXNC and its subsidiary from the jurisdictions in which they are incorporated and in which they conduct business, dated not more than ten (10) days prior to the Closing.

         9.13 Transfer and Delivery of CXNC Shares. Pursuant to the terms of this Agreement and an arrangement with FFAX's counsel, CXNC shall have delivered to FFAX's counsel prior to the Closing the certificates representing the CXNC Shares, together with stock powers or other transfer documentation pursuant to which the CXNC Shareholders have transferred ownership of their respective CXNC Shares to FFAX.

         9.15 Incumbency Certificate. CXNC shall have delivered to FFAX a certificate of incumbency with respect to those persons who are the directors and officers of FFAX at the time of the Closing.


                                   ARTICLE TEN

                 Termination and Abandonment of the Acquisition

         10.01 Termination. This Agreement may be terminated and the Acquisition abandoned (notwithstanding any shareholder approval of the Acquisition) prior to the Effective Time:

         (a) by mutual written consent of FFAX and CXNC at any time;

         (d) by FFAX or CXNC at any time if an order is entered by any court or governmental agency having jurisdiction enjoining FFAX or CXNC, respectively, from consummating any of the transactions contemplated by this Agreement and such order shall not have been vacated, reversed or withdrawn on or before the thirtieth (30th) day after the date on which such order was first issued; or

         (e) by FFAX or CXNC if (i) any representation or warranty of the other hereunder shall not have been true and correct as of the time at which made, or
(ii) any conditions precedent to the obligations of such party as set forth in Article Eight or Nine are not satisfied in a timely fashion, or (iii) default shall be made by the other hereunder in the due and timely observance or performance of any of its covenants and agreements herein contained, in either event only if such representation or warranty cannot be made true and correct or such default cannot be cured on or prior to the fifteenth (15th) day after the non-defaulting or breaching party notifies the other in writing of such default or breach, specifying the nature thereof.

         10.02 Notice of Termination. The power of termination provided for by Section 10.01 hereof may be exercised only by a notice given in writing and signed on behalf of FFAX by Anthony Papa and on behalf of CXNC by Jean Francois Amyot.

         10.03 Effect of Termination. In the event of termination and abandonment pursuant to this Article Ten, this Agreement shall become void and have no effect, without any liability on the part of any of the parties, except as otherwise provided in Articles Eleven and Twelve hereof. Any announcement of the termination of this Agreement and the abandonment of the Acquisition shall be made by means of a press release issued jointly by FFAX and CXNC unless otherwise required to be made by FFAX pursuant to the federal or state securities laws.

                                 ARTICLE ELEVEN

                                 Indemnification

         11.01 Survival of Representations and Warranties. The representations and warranties of each party hereto shall survive the Closing and shall not be affected by any investigation made by or on behalf of FFAX or CXNC, as the case may be. The representations and warranties set forth in this Agreement shall expire with, and be terminated and extinguished upon, the expiration of the applicable statute of limitations with respect to the matters referenced therein. After the applicable expiration with respect to any particular representation or warranty, neither FFAX nor CXNC shall be under any liability whatsoever with respect to any such representation or warranty. All covenants and agreements of the parties contained herein shall survive the Closing Date and shall continue for the period required to fulfill the applicable covenant or agreement.

         11.02 Indemnification. The parties shall indemnify each other as follows

         (a) CXNC's Indemnity. CXNC hereby agrees to indemnify, defend and hold harmless FFAX and its stockholders, directors, officers and agents from and against all losses, judgments, liabilities, claims, damages, or expenses (including reasonable attorneys' fees) of every kind, nature and description, whether known or unknown, absolute or contingent, joint or several ("Loss"), arising out of or relating to (i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by CXNC contained in this Agreement or any exhibit or schedule hereto, (ii) the conduct of CXNC's Business prior to the Effective Time, or (iii) the conduct of CXNC's business after the Effective Time.

         (b) FFAX's Indemnity. FFAX hereby agrees to indemnify, defend and hold harmless CXNC, the CXNC Shareholders and CXNC's directors, officers and agents from and against any Loss arising out of or relating to (i) any misrepresentation, breach of any representation or warranty, or non-fulfillment, non-performance, failure to timely or fully perform, or breach of any covenant, agreement or other obligation to be performed by FFAX contained in this Agreement or any exhibit or schedule hereto, or (ii) the conduct of FFAX's business prior to the Effective Time.

         11.03    Indemnification Notice.

         (a) Third Party Claim. In the event that CXNC, FFAX or any other party entitled to indemnification under Section 11.02 hereof shall choose to assert a claim for Loss or potential Loss based upon a claim by a third party ("Third Party Claim"), the party seeking indemnification ("Indemnified Party") shall notify the party against which indemnification is sought ("Indemnifying Party") in writing of such claim, promptly following the occurrence of the event giving rise thereto, certifying that such a claim has been asserted and the basis therefore which shall be set forth in reasonable detail ("Notification").

         (i) The Indemnifying Party shall acknowledge receipt of the Notification and advise the Indemnified Party in writing twenty (20) days after receipt thereof as to whether the Indemnifying Party agrees to such Third Party Claim and whether the defense of the Third Party Claim shall be undertaken by counsel of the choice of and at the expense of the Indemnifying Party. If the Indemnifying Party so agrees, the Indemnifying Party shall be deemed to have accepted any indemnifiable Loss suffered arising from such Third Party Claim, the defense of which has been assumed by the Indemnifying Party. If the Indemnifying Party advises the Indemnified Party that it shall undertake the defense of the Third Party Claim, the Indemnified Party shall deliver all the documents related to the Third Party Claim to the Indemnifying Party or to its counsel, after which the responsibility of the Indemnified Party for the defense of the Third Party Claim shall cease, except that the Indemnified Party shall make available all documents, books and records in its possession related to the Third Party Claim, at no expense to the Indemnifying Party, and shall fully cooperate with counsel for the Indemnifying Party, including providing its personnel who are acquainted with the facts or the documents or books and records related to the Third Party Claim.

         (ii) If the Indemnifying Party advises the Indemnified Party that the defense of the Third Party Claim will not be undertaken, either the Indemnified Party shall settle such Third Party Claim (in which case, the amount of such settlement and all attorneys' fees attendant to the achievement of such settlement shall be deemed included in any computation to determine Loss), or the Indemnified Party shall notify the Indemnifying Party of the identity of the counsel for the Indemnified Party who has been selected to defend the Third Party Claim. The Indemnifying Party shall fully cooperate with the Indemnified Party and its counsel to the extent that the Indemnifying Party has knowledge of the facts or circumstances relating to the Third Party Claim and the Indemnified Party shall cause its counsel to be available to the Indemnifying Party or its counsel to respond to any inquiries of the Indemnifying Party concerning the progress of such defense. In the event that the Indemnified Party shall assert a claim for Loss as a result of any loss suffered by the Indemnified Party in settling or defending such Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim. The Indemnifying Party shall pay all costs related to the settlement or the defense within thirty (30) days after a demand for the Loss or any component part is made.

                  (b) Non-Third Party Claim. In the event the Indemnified Party shall choose to assert a claim for Loss or potential Loss by reason of other than a Third Party Claim, the Indemnified Party shall notify the Indemnifying Party in writing of such claim and the reasons therefor, which reasons shall be set forth in reasonable detail. The Indemnifying Party shall pay to the Indemnified Party the amount of the Loss within thirty (30) days of demand pursuant to this Section 11.03.

         11.04    Dispute.

         (a) If the Indemnifying Party disputes any claim for indemnification or its obligation to indemnify any claim pursuant to this Article Eleven, the Indemnifying Party shall notify the Indemnified Party of such dispute within twenty (20) days of receipt of the Notification. If the matter cannot be reconciled by mutual agreement, the matter shall be submitted to binding arbitration as provided in Section 14.05 hereof.

         (b) If the Indemnifying Party fails to fulfill its obligations under this Article, the Indemnified Party may submit the matter to binding arbitration as provided in Section 14.05 hereof.


                                 ARTICLE TWELVE

                                Litigation Costs

         12.01 Litigation Costs. If any legal action, arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and other costs incurred in such action or proceeding, in addition to any other relief to which it or they may be entitled.


                                ARTICLE THIRTEEN

                  Certain Additional Agreements of the Parties

         13.01 Due Diligence Review. By execution of this Agreement, CXNC acknowledges and confirms that: (i) FFAX has complied with all due diligence requests of CXNC; (ii) that CXNC has completed its due diligence of FFAX; and,
(iii) that FFAX has completed its due diligence of CXNC. In this regard, CXNC acknowledges that CXNC retained its own counsel in connection with the transactions contemplated by this Agreement, that CXNC's counsel advised CXNC as to due diligence issues, and that CXNC due diligence is complete.

         13.02 Confidentiality. Except as may be required by law or as otherwise permitted herein, the parties hereto shall cause all information obtained by them in connection with the negotiation and performance of this Agreement to be treated as confidential and will not use, and will not knowingly permit others to use, any such information in any manner detrimental to the other. Notwithstanding the foregoing, such information may be disclosed (i) in connection with any filings or permit applications with governmental authorities as may be necessary in order to complete the transactions contemplated by this Agreement; (ii) as necessary in order to obtain any Required Consents of third parties to the transactions contemplated by this Agreement; or (iii) as otherwise necessary in order for FFAX to close the transactions contemplated by this Agreement. The provisions of this Section shall survive any termination of this Agreement.

         13.03 Provincial Takeover Laws. If any provincial takeover laws or regulations shall be applicable to the transactions contemplated by this Agreement, FFAX and CXNC shall use their reasonable best efforts to take such actions and obtain such approvals as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effects of such provisions on the transactions contemplated by this Agreement.

                                ARTICLE FOURTEEN

                                  Miscellaneous

         14.01 Notices. All notices, waivers or other communications required or contemplated hereby shall be deemed given if delivered personally, or sent by registered or certified mail or air courier, postage prepaid, return receipt requested, or by telex or telecopier addressed to the parties so to be served as follows:

                  If to CXNC:

                           Jean Francois Amyot, Chief Executive Officer China Xin Network (Canada) Inc.
                           1010, rue Ste-Catherine Ouest, bureau 550
                           Montreal (Quebec)
                           Canada,H3B 1G4
                           Fax No.: (514) 398-0515


                  With a copy to:

                           Bruce Taub, Esq.
                           644 De Courcelle
                           Montreal, Quebec, Canada H4C 3C5
                           Fax No.: (514) 938-1555


                  If to FFAX:

                           Mr. Anthony Papa
                           Frefax Inc.
                           8680 Le Creusot
                           St-Leonard, Quebec Canada H1P 2A7
                           Fax No.: (      )        -

         Except as provided in section 14.05 below, service of any such notice or demand so made by mail shall be deemed complete on the date of actual delivery thereof as shown by the addressee's registry or certification receipt, or upon the expiration of seven days following the date of mailing. Any party hereto from time to time by notice in writing served upon the other as aforesaid may designate a different mailing address to which, or a different or additional person to whom, all such notices or demands thereafter shall be addressed.

         14.02 Assignment. Neither the Agreement nor any of the rights hereunder may be assigned by either party without the prior written consent of the other.


         14.03 Expenses. Except as otherwise provided in this Agreement, each party hereto shall bear all expenses and costs incurred by it with respect to this Agreement and the transactions contemplated hereby.

         14.04 Governing Law. This Agreement shall be governed and construed in accordance with the internal law of the State of Florida without reference to its rules as to conflicts of law.

         14.05 Dispute, Jurisdiction and Venue. Each party irrevocably submits to the exclusive jurisdiction of (a) the Superior Court in and for the State of Florida, and (b) the United States District Court for the Central District of Florida, for the purposes of any proceeding arising out of or relating to this Agreement, any other transaction contemplated hereby or thereby, including, without limitation, any controversy or claim arising out of or relating to this Agreement, or breach thereof, including without limitation claims against any party or its affiliates, employees, professionals, officers or directors. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of or related to this Agreement, any other transactions contemplated hereby and thereby in a) the Superior Court of the State of Florida, and (b) the United States District Court for the Central District of Florida, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         14.06 Entire Understanding. All prior agreements, representations, discussions, negotiations, commitments and understandings between the parties are incorporated in this Agreement and the exhibits and schedules attached hereto which constitute the entire contract between the parties. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included herein and may not be contradicted by evidence of any prior or contemporaneous written or oral representations, agreements or understandings, whether express or implied. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by each of the parties.

         14.07 Further Assurances. Each party, both prior to and after the Closing, shall reasonably cooperate with the other, at the other's request, in furnishing information, documents, testimony and other assistance in connection with the transactions contemplated hereby.

         14.08 Waiver. Each party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by a written instrument executed by the party waiving such compliance. If either party waives a condition of Closing, the other party shall have no liability hereunder with respect to the matters so waived.

         14.09 Headings. All Section and Article headings are included for convenience only and are not intended to be full or accurate descriptions of the contents thereof.


         14.10 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument. In asserting proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

         14.11 Severability. If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstance or the validity or enforceability of this Agreement.

         14.12 Binding on Successors. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in multiple originals as of the day and year first above written.


"FFAX":

Frefax Inc.,
A Florida corporation


By: /s/ Anthony Papa
    ----------------
    Name:  Anthony Papa
    Title:    President and Chief Executive Officer


By: ---------------
Name:
Title:    Witness



"CXNC":

CHINA XIN NETWORK (CANADA) INC.,
A Canadian corporation


By:    /s/ Jean Francois Amyot
       ----------------------
       Name:  Jean Francois Amyot
       Title:    Chief Executive Officer


By:    /s/ Bruce Taub
       ----------------------
       Name: Bruce Taub
       Title:    Vice President of Corporate & Legal Affairs

                           LIST OF ATTACHED SCHEDULES

Schedule             Description

3.04      New FFAX Directors
3.05      New FFAX Officers
4.03      Breaches and Defaults
4.04      Certain Changes
4.05      Real Property Leases
4.06      Equipment Leases
4.07      Trade Names
4.08      Contracts and Commitments
4.09      Licenses and Permits
4.10      Litigation
4.11      Insurance Policies
4.13      Compliance with Law
4.14      Shareholders of CXNC
4.15      Matters Relating to Labor and Employment
4.18      Subsidiaries and Affiliates
4.19      Banking Facilities
4.21      Indebtedness to and from Affiliates
4.22      Related Transactions
4.24      Finder's Fees and Brokerage Fees
4.25      Required Consents
5.10      Stockholders of FFAX
5.14      Indebtedness to and from Officers, Directors and Stockholders

Schedule 3.04

New FFAX Directors
Jean - Francois Amyot
Raymond Boisvert

Schedule 3.05
New FFAX Officers
Jean-Francois Amyot, Chief Executive Officer, Secretary and Treasurer Raymond Boisvert, President and Publisher

CXNC Shareholders
3884368 Canada Inc. - 9,371,884 common shares - 65%
China Economic Information Network - 5,046,399 common shares - 35%